Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
 PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, William Richter, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-K of Isilon Systems, Inc. for the year ended December 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Isilon Systems, Inc.

Dated: February 18, 2009	By:	/s/ WILLIAM RICHTER
	Name:	William Richter
	Title:	Vice President of Finance and Interim Chief Financial Officer
(Principal Accounting and Financial Officer)